CONTINGENCY AND COMMITMENTS	12 Months Ended
Dec. 31, 2016
CONTINGENCY AND COMMITMENTS [Text Block]
13.	CONTINGENCY AND COMMITMENTS

a)

The Company leases 881 square feet for its corporate office located at Suite 902, 357 Bay Street, Toronto, Ontario. The lease has a 60 month term commencing November 1, 2012, at approximately CAD$3,667 (US$2,731) per month. Payments in the next twelve months are $27,310 and $nil thereafter.

b)

In late 2009, the Government of Ghana announced an increase in the gross overriding royalty (“GOR”) required payable by all mining companies in the country from 3% to 5%. The industry standard remained at 3% due to stability agreements which were in place with a number of companies. From the commencement of gold recovery in July 2010 to September 2010, the Company paid the GOR at 5% and as of October 2010, the Company began to pay the GOR at 3% until July 1, 2011 when the Company again paid the royalty at 5%. As a result of this decision, there is a potential unrecorded liability of $84,300 related to 2010 activities and a recorded liability of $120,000 related to 2011 activities. Although the Company believes it is unlikely that these amounts will become payable a provision has been recorded due to the uncertainty of the timing of the increase.

c)

The Government of Ghana initially required an environmental bond of $385,000 for the Banso permit and $327,000 for the Muoso permit. The Company has submitted a request for a reduction of these fees to the government and is awaiting a response.